Exhibit 10.17(s)
AMENDMENT No. 19 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 19 to Purchase Agreement DCT-025/2003, dated as of October 1, 2013 (“Amendment 19”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronautica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 19 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 19 and the Purchase Agreement, this Amendment 19 shall control.
WHEREAS, Buyer and Embraer have agreed to change the Contractual Delivery Month of Aircraft #65.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1.    DELIVERY

1.1	The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:
"

Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/15
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/15
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/15
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/15
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/15
6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/15
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/16
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/16
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/16
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/16
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/16
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/16
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/16
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/16
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/17
16	[***]/06	38	[***]/09	60	[***]/13	82	[***]/17
________________________

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 19 to Purchase Agreement DCT-025/2003
COM0573-13

Exhibit 10.17(s)
AMENDMENT No. 19 TO PURCHASE AGREEMENT DCT-025/2003

Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**
17	[***]/06	39	[***]/09	61	[***]/13	83	[***]/17
18	[***]/06	40(*)	[***]/09	62	[***]/13	84	[***]/17
19	[***]/06	41(*)	[***]/09	63	[***]/13	85	[***]/17
20	[***]/06	42	[***]/09	64	[***]/13	86	[***]/18
21	[***]/06	43	[***]/09	65	[***]/15	87	[***]/18
22	[***]/06	44(*)	[***]/09	66	[***]/15	88	[***]/18

(*)	[***]

(**)    Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 19, shall remain in full force and effect without any change.
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 19 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.                     JetBlue Airways Corporation

By    : /s/ Artur Coutinho                By    :/s/_James Leddy ______
Name    : Artur Coutinho___________        Name    : James Leddy _________
Title    :COO- Chief Operating Officer__        Title    : SVP Treasury_________

By    : /s/José Luis D’Avila Molina___
Name    : José Luis D’Avila Molina_____
Title    : Vice President, Contracts
Commercial Aviation

Date: October 3rd, 2013____________        Date: October 1, 2013____
Place: S.J. Campos, Brazil        _        Place: Long Island City, NY________

________________________

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit 10.17(s)
AMENDMENT No. 19 TO PURCHASE AGREEMENT DCT-025/2003

Witness: /s/_Marc T. Aulgri _________        Witness:/s/_Ursula Hurley___ ______
Name    :Marc. T. Aulgri _____________        Name    : Ursula Hurley_____________